Exhibit 99.1

SUPERIOR ENERGY SERVICES ANNOUNCES STOCK SPLIT RATIOS TO EFFECTUATE THE

GOING PRIVATE TRANSACTION

Houston, January 29, 2025 – Superior Energy Services, Inc. (the “Company”) today announced that in connection with its previously announced plan to suspend the obligations of the Company to file periodic reports and other information pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s Board of Directors (the “Board”) determined the reverse stock split ratio to be 1-for-750 and the forward stock split ratio to be 750-for-1. These stock split ratios are within the ranges approved by written consent of the Company’s stockholders on December 16, 2024, pursuant to Section 228 of the Delaware General Corporation Law. The Board also determined to abandon all other stock split ratios within the ranges approved by written consent of the stockholders. As authorized by the Board, the Company will file with the State of Delaware certificates of amendment to the Company’s certificate of incorporation to effectuate the stock splits, which will become effective as of today. Following the effectiveness of the stock splits, the Company will file a Form 15 with the SEC certifying that it has fewer than 300 stockholders, which will suspend the Company’s obligations to file periodic reports and other information pursuant to the Exchange Act.

For more information regarding the going private transaction, please refer to the Schedule 13E-3 and accompanying Disclosure Statement filed with the SEC on January 6, 2025.

About Superior Energy Services

Superior Energy Services serves the drilling, completion and production-related needs of oil and gas companies through a diversified portfolio of specialized oilfield services and equipment that are used throughout the economic life cycle of oil and gas wells. In addition to operations in North America, both on land and offshore, Superior Energy Services operates in approximately 47 countries internationally. For more information, visit: www.superiorenergy.com.

Forward-Looking Statements

This press release contains, and future oral or written statements or press releases by the Company and its management may contain, certain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks”, “will” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact regarding the Company’s financial position and results, financial performance, liquidity, strategic alternatives (including dispositions, acquisitions, and the timing thereof), market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of our management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties, including but not limited to conditions in the oil and gas industry, U.S. and global market and economic conditions generally and macroeconomic conditions worldwide, (including inflation, interest rates, supply chain disruptions and capital and credit markets conditions) that could cause the Company’s actual results to differ materially from such statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements.

While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Form 10-K for the year ended December 31, 2023 and Form 10-Q for the quarter ended September 30, 2024 and those set forth from time to time in the Company’s other periodic filings with the Securities and Exchange Commission, which are available at www.superiorenergy.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION CONTACT:

Joanna Clark, Corporate Secretary

1001 Louisiana St., Suite 2900

Houston, TX 77002

Investor Relations, ir@superiorenergy.com, (713) 654-2200

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